                                                                    EXHIBIT 10.3

                                                                      RSP-______

                             INTERPLAY PRODUCTIONS

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------
                        UNDER 1997 STOCK INCENTIVE PLAN
                        -------------------------------

     This Restricted Stock Purchase Agreement is entered into as of _______________, 19___, by and between INTERPLAY PRODUCTIONS, a California corporation (the "Company"), and _______________________________________________
(the "Purchaser") pursuant to the Company's 1997 Stock Incentive Plan (the "Plan").

                               R E C I T A L S:

     A. Purchaser is employed by or is a member of the Board of Directors of the Company or became a service provider to the Company ("employment status"), and in such capacity is key to the future success of the Company.

     B. The Company desires to issue and the Purchaser desires to purchase Common Stock of the Company on the terms and conditions hereinafter set forth.

                                   AGREEMENT

     1.   PURCHASE AND SALE OF SHARES.  The Purchaser hereby agrees to purchase
          ---------------------------
from the Company, and the Company hereby agrees to sell to the Purchaser, _________ shares of its Common Stock (the "Shares") for a purchase price of $_________ per share or $___________ in the aggregate. The Purchaser's rights to acquire the Shares hereunder are nontransferable other than by will or the laws of descent and distribution. The Shares shall be duly issued and a certificate or certificates for the Shares are concurrently herewith being issued in the name of Purchaser. Purchaser shall thereupon be a shareholder with respect to all of the Shares represented by such certificate(s) and shall have all of the rights of a shareholder with respect to all of the Shares, including the right to vote the Shares and to receive all dividends and other distributions paid with respect to the Shares. The purchase price is payable as follows:

          (a)  By delivery of cash or check; or

          (b) By delivery of a promissory note payable to the Company, bearing interest from the date hereof and substantially in the form attached as Exhibit A; or

          (c) By the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value (as defined in Section
2.11 of the Plan) as of the date of such exercise; or

          (d) By the cancellation of indebtedness of the Company to the Offeree; or

          (e) By the waiver of compensation due or accrued to the Offeree for services rendered; or

          (f) By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

In the event payment of any portion or all of the purchase price is to be made by delivery of a promissory note, Purchaser shall deliver to the Company a pledge of the Shares or other securities or assets which may be listed in the Pledge Agreement dated the date hereof and substantially in the form attached as Exhibit B. If the note is to be unsecured by the Shares or other collateral, the Pledge Agreement shall so indicate.

     2.   STOCK RIGHTS AND BUY-BACK.  The Shares acquired by the Purchaser
          -------------------------
pursuant to this Agreement shall be subject to the following restrictions and repurchase rights.

          (a) The Shares acquired hereunder shall vest and become "Vested Shares" in accordance with the following vesting schedule:

               (i) Except as may otherwise be provided in this Agreement, prior to the first anniversary of ________________, 19___ (the "Vesting Start Date"), none of the Shares shall be vested; and

               (ii) Following the expiration of such one-year period, the Shares shall vest on a cumulative basis at the rate of Twenty Percent (20%) of the aggregate number of Shares covered hereby per year on each successive anniversary of the Vesting Start Date until the number of Shares acquired hereunder shall thereby have become Vested Shares.

Shares which have not yet become vested are herein called "Unvested Shares." In the event Purchaser's Continuous Service terminates for any reason whatsoever, including without limitation, Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause (the "Termination Date"), all vesting shall cease unless otherwise determined by the Board of Directors. Continuous Service shall be defined as (i) employment by either the Company or any parent or subsidiary corporation of the Company which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company until Purchaser resigns, is removed from office, or Purchaser's term of office expires and he or she is not reelected, or (iii) so long as Purchaser is engaged as a consultant or service provider to the Company or other corporation referred to in clause (i) above.

          (b) The Company shall have the right (but not the obligation) to repurchase (the "Repurchase Right") any or all of the Shares acquired pursuant to this Agreement in the event that the Purchaser's Continuous Service (as defined in Section 2(a) above) terminates. Upon exercise of the Repurchase Right, the Purchaser shall be obligated to sell his or her Shares to the Company, as provided in this Section 2. In the event the Company does not fully exercise its repurchase rights hereunder, following any Termination Date, the Company shall nevertheless continue to have a Right of First Refusal to repurchase any Shares, during the period and as set forth in Section 3 below.

          (c) For ninety (90) days after the Termination Date or other event described in this Section 2, the Company may exercise its repurchase rights hereunder by giving Purchaser and/or any other person obligated to sell written notice of the number of Shares which the

Company desires to purchase. The repurchase price, determined pursuant to
Section 2(e) below, shall be payable, at the option of the Company, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or by any combination thereof.

          (d) In aid of the repurchase provisions set forth herein, Purchaser shall, immediately upon receipt of the certificate or certificates representing the Shares, deposit the certificate or certificates, together with a stock power or other instrument of transfer appropriately endorsed in blank, with the Company as escrow holder of the certificate(s). In the event that the repurchase rights are not exercised by the Company following any Termination Date, the Company shall cause the certificate or certificates to be delivered into the possession of Purchaser.

          (e) Upon termination of Purchaser's Continuous Service, the Company may repurchase any Vested or Unvested Shares at the price that is the greater of the Fair Market Value per Share (determined in accordance with Section 2.11 of the Plan) as of the date of termination of Purchaser's Continuous Service or the original Purchase Price.

          (f) The rights provided the Company under this Section 2 shall terminate upon the closing of the initial public offering of shares of the Company's Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

          (g) If the Purchaser: (i) files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors; (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Shares and such involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date; or (iii) is required to transfer the Shares by operation of law or by order or decree of any court, then the Company shall have the option to exercise the Repurchase Right, exercisable at any time during the period of 60 days after receiving notice thereof, to purchase all of the Vested and Unvested Shares owned by the Purchaser upon the terms set forth in this Section 2, whether or not the employment status of the Purchaser has terminated.

          (h) The Company may assign its rights to repurchase and its rights of first refusal under this Section 2 and Section 3 below.

     3.   RIGHT OF FIRST REFUSAL. The Shares acquired pursuant to this Agreement
          ----------------------
may be sold by the Purchaser only in compliance with the provisions of this
Section 3, and subject in all cases to compliance with the provisions of Section 7 hereof.

          (a) Prior to any intended sale, Purchaser shall first give written notice (the "Offer Notice") to the Company specifying (i) his or her bona fide intention to sell or otherwise transfer such Shares, (ii) the name and address of the proposed purchaser(s), (iii) the number of Shares the Purchaser proposes to sell (the "Offered Shares"), (iv) the price for which he or she proposes to sell the Offered Shares, and (v) all other material terms and conditions of the proposed sale.

          (b) Within 30 days after receipt of the Offer Notice, the Company or its nominee(s) may elect to purchase all or any portion of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice by delivery of written notice (the "Acceptance

Notice") to the Purchaser specifying the number of Offered Shares that the Company or its nominees elect to purchase. Within 15 days after delivery of the Acceptance Notice to the Purchaser, the Company and/or its nominee(s) shall deliver to the Purchaser by check or wire transfer the amount of the purchase price of the Offered Shares to be purchased pursuant to this Section 3, against delivery by the Purchaser of a certificate or certificates representing the Offered Shares to be purchased, duly endorsed for transfer to the Company or such nominee(s), as the case may be. If the Company and/or its nominee(s) do not elect to purchase all of the Offered Shares, the Purchaser shall be entitled to sell the balance of the Offered Shares to the purchaser(s) named in the Offer Notice at the price specified in the Offer Notice or at a higher price and on the terms and conditions set forth in the Offer Notice, provided, however, that such sale or other transfer must be consummated within 60 days from the date of the Offer Notice and any proposed sale after such 60-day period may be made only by again complying with the procedures set forth in this Section 3.

          (c) The Purchaser may transfer all or any portion of the Shares to a trust established for the sole benefit of the Purchaser and/or his or her spouse or children without such transfer being subject to the right of first refusal set forth in this Section 3, provided that the Shares so transferred shall remain subject to the terms and conditions of this Agreement and no further transfer of such Shares may be made without complying with the provisions of this Section 3.

          (d) Any successor of Purchaser and any transferee of the Shares pursuant to this Section 3, shall hold the Shares subject to the terms and conditions of this Agreement and no further transfer of the Shares may be made without complying with the provisions of this Section 3.

          (e)  The rights provided the Company and its nominee(s) under this
Section 3 shall terminate upon the consummation of a Public Offering as defined in Section 2(f) above. All Shares of the Purchaser acquired under this Agreement shall continue to be subject to all of the applicable restrictions under Section 2 above prior to or following any Public Offering.

     4.   CHANGE IN CONTROL.  In the event of a Change in Control of the Company
          -----------------
(as defined in Section 2.4 of the Plan), the Plan and Right to Purchase (as defined in Section 2.24 of the Plan) shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of the Right to Purchase theretofore granted, or the substitution for such Right to Purchase of a new right to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Price, in which event the Plan and such Right to Purchase, or the new right to purchase substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of such Right to Purchase or the substitution for such Right to Purchase of a new right to purchase covering shares of the successor corporation, then the Administrator shall cause written notice of the proposed transaction to be given to the Purchaser not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction and on or before the effective date of the proposed transaction, such person shall have the right to accept the Right to Purchase.

     5.  RECAPITALIZATION.  In the event that, as the result of a stock split or
         ----------------
stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, or recapitalization of the Shares, Purchaser shall be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall be imprinted with the legend provided in Section 6, and shall be deposited with the Company as escrow holder under the terms and conditions provided in Section 2(d) herein, together with a stock power or other instrument or transfer appropriately endorsed. In such event, any and all new, substituted or additional securities or other property (other than cash) to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the Repurchase Right and Right of First Refusal and be included in the word "Shares" for all purposes of the Repurchase Right and Right of First Refusal with the same force and effect as the Shares subject to the Repurchase Right and the Right of First Refusal under the terms of Sections 2 and 3. While the total Vested and Unvested Share repurchase price shall remain the same after each such event, the per share price shall be appropriately adjusted. Shares acquired as provided in this Section 5 shall be deemed to have been acquired at the time of acquisition of the Shares on which such Shares were distributed.

     6.   RESTRICTIVE LEGENDS.  All certificates representing the Shares subject
          -------------------
to the provisions of this Agreement shall, in addition to any legend required to be placed thereon by federal or state securities laws, have endorsed thereon the following legend:

     "ANY DISPOSITION OF ANY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE RIGHT AND A RIGHT OF FIRST REFUSAL CONTAINED IN A CERTAIN AGREEMENT BETWEEN THE RECORD HOLDER AND THE CORPORATION, A COPY OF WHICH WILL BE MAILED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN 5 DAYS OF RECEIPT BY THE CORPORATION OF A WRITTEN REQUEST THEREFOR."

     7.   INVESTMENT REPRESENTATIONS.  The Purchaser acknowledges that he is
          --------------------------
aware that the Shares to be issued to him by the Company pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended. In this connection, the Purchaser warrants and represents to the Company as follows:

          (a) The Purchaser is purchasing the Shares solely for the Purchaser's own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof. The Purchaser also represents that the entire legal and beneficial interest of the Shares the Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

          (b) The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers and that the Purchaser has heretofore received all such information as the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares of the Company and the Purchaser further represents and warrants that the Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

          (c) The Purchaser realizes that the purchase of the Shares will be a highly speculative investment and that the Purchaser is able, without impairing the Purchaser's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

          (d) The Company hereby discloses to the Purchaser and the Purchaser hereby acknowledges that:

               (i) the sale of Shares which he is purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and such shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

               (ii) the share certificate representing the Shares will be stamped with the legends restricting transfer specified in this Agreement between the Company and the Purchaser; and

               (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e) The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of sale of the Shares to the Purchaser, and even then will not be available unless (i) a public trading market then exists for the Shares of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) the Purchaser has been the beneficial owner and the Purchaser has paid the full purchase price for the Shares at least two years prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions, as amended from time to time.

          (f) Without in any way limiting any of the other provisions of this Agreement or its representations set forth above, the Purchaser further agrees that the Purchaser shall in no event make any disposition of all or any portion of the Shares which the Purchaser is purchasing unless and until;

               (i) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

               (ii) (A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence.

     8.   UNPERMITTED TRANSFERS.  The Company shall not be required (a) to
          ---------------------
transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or
(b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. In the event of a sale of Shares by the Purchaser pursuant to Section 3, the Purchaser shall furnish to the Company proof that such sale was made in compliance with the provisions of Section 3 as to price and general terms of such sale.

     9.   "MARKET STAND-OFF" AGREEMENT.  Purchaser agrees that, if requested by
          ----------------------------
the Company or the managing underwriter of any proposed Public Offering of the Company's securities, Purchaser will not sell or otherwise transfer or dispose of any Shares held by Purchaser without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such Public Offering, as the Company or the underwriter may specify.

     10.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement
          ----------------
between the parties pertaining to its subject matter and supersedes all contemporaneous written or oral agreements and understandings of the parties, either express or implied. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     11.  NO EMPLOYMENT CONTRACT CREATED.  Nothing in this Agreement shall
          ------------------------------
affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate the Purchaser's employment, for any reason, with or without cause.

     12.  NOTICES.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by certified mail with postage and fees prepaid, addressed to the other party at the address hereinafter shown below his or its signature or at such other address as such party may designate by ten days' advance written notice to the other party.

     13.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of
          ----------------------
the successors and assigns of the Company and be binding upon the Purchaser and his heirs, executors, administrators, successors and assigns.

     14.  GOVERNING LAW.  This Agreement shall be governed by and interpreted
          -------------
under the laws of the State of California.

     15.  COUNTERPARTS.  This Agreement may be executed simultaneously in any
          ------------
number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16.  FINANCIAL INFORMATION. The Company will furnish to the Purchaser
          ---------------------
copies of all annual and other periodic financial and informational reports that the Company distributes generally to its shareholders for so long as the Purchaser holds securities acquired pursuant to this Agreement.

     17.  RECEIPT OF PLAN.  The Purchaser acknowledges that the Purchaser has
          ---------------
been furnished with a copy of the Interplay Productions 1997 Stock Incentive
Plan.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

INTERPLAY PRODUCTIONS                   PURCHASER



By: ____________________________        _____________________________________

Its: ___________________________        Address: ____________________________
                                                 ____________________________
                                                 ____________________________

                               CONSENT OF SPOUSE
                               -----------------

     I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, my spouse agrees, among other things, to a right of first refusal, to the granting of rights to purchase and to the imposition of certain restrictions on the transfer of the shares of INTERPLAY PRODUCTIONS, a California corporation (the "Company"), including my community interest therein (if any), which rights and restrictions may survive my spouse's death. I hereby consent to such rights and restrictions and approve of the provisions of the Agreement.

     I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded shares of the common stock of the Company, or any interest therein through property settlement agreement or otherwise, I shall receive and hold said shares subject to all the provisions and restrictions contained in the foregoing Agreement, including any option of a shareholder or the Company to purchase such shares or interest from me.

     I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.


Date:  ______________, 19___        ______________________________

                                    Spouse of ____________________

                                   EXHIBIT A
                                   ---------

                    TO RESTRICTED STOCK PURCHASE AGREEMENT
                    --------------------------------------

                                                                       RSP- ____

                                PROMISSORY NOTE

                        (_____ YEAR, _____%* Interest)

                                                         _________________, 19__
                                                              Irvine, California

     For value received, the undersigned promises to pay to INTERPLAY PRODUCTIONS (the "Company"), the sum of ____________________________________
Dollars ($_____) in full by or before the ________ anniversary date of the date hereof, together with interest thereon as hereinafter provided.

     The undersigned shall have the right to prepay said principal amount at any time in whole or in part without penalty. Simple annual interest at the rate of ____________ percent (_____%) per annum on unpaid principal shall be paid annually on each anniversary of the date hereof and upon each prepayment of principal, if any.

     The entire outstanding principal and interest shall be due and payable if any one or more of the following events shall have occurred:

          (a) The making by the undersigned of any assignment for the benefit of creditors or the filing by or against the undersigned of any petition in bankruptcy if such proceeding not be discharged within ninety (90) days of any such making or filing.

          (b) The occurrence of any termination of employment status as set forth in the Restricted Stock Purchase Agreement of even date herewith between the undersigned and the Company.

     If any installment of principal and/or interest is not paid when due, the holder hereof may, at its option, declare the entire amount of this note immediately due and payable.

     All payments hereon shall be credited first to accrued but unpaid interest, and the balance, if any, shall be credited to principal.

     If legal action is instituted for the collection of this note, the undersigned promises to pay such sum as the Court may adjudge reasonable as attorneys' fees.

     This note is given pursuant to that certain Restricted Stock Purchase Agreement of even date herewith, between the Company and the undersigned and is subject to all of the terms, rights and remedies set forth therein.

     This note is secured by a Pledge Agreement of even date herewith between the Company and the undersigned.


                                         _______________________________________


_____________________________
* A fixed rate of interest is to be determined from time to time by action of the Board of Directors in accordance with prevailing rates and the Internal Revenue Service prescribed interest rules.

                                   EXHIBIT B
                                   ---------

                 TO RESTRICTED COMMON STOCK PURCHASE AGREEMENT
                 ---------------------------------------------

                                                                       RSP-_____

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Agreement') is executed as of this _____ day of ____________, 19__, between INTERPLAY PRODUCTIONS, a California corporation (the "Company"), and __________________________________________ ("Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     For the considerations and undertakings set forth herein, the parties do hereby agree as follows:

     1. To secure payment to the Company of a promissory note ("Note") in the face amount of _______________________ Dollars ($__________), and extensions or renewals thereof, which was executed concurrently with the execution of this Pledge Agreement pursuant to a Restricted Stock Purchase Agreement of even date herewith between the Company and Purchaser, Purchaser hereby assigns and grants to the Company a security interest in ___________________ (______) shares ("Shares") of the Common Stock of the Company acquired under the Restricted Stock Purchase Agreement, together with securities or other collateral (if any) other than such Shares, all described as follows:

     Issuer        Certificate        No. of Shares         Registered Owner
     ------        -----------        -------------         ----------------


Purchaser does hereby deposit with the Company, as pledge holder, such certificates, together with duly executed stock transfer powers.

     2. Subject to any obligations of Purchaser under the Restricted Stock Purchase Agreement, the Company agrees that within a reasonable time after all or any portion of the Note is paid by Purchaser, the Company shall release and deliver to Purchaser the number of Shares held hereunder for which such payment was received. The Company, in its discretion, may release portions of the Shares upon periodic principal payments or deposit of other or additional security under the Note. All Shares released and delivered to Purchaser shall be free and clear of the restrictions of this Pledge Agreement.

     3. Unless and until Purchaser defaults in his performance under the terms of the Note, the terms of this Pledge Agreement and/or the terms of the Restricted Stock Purchase Agreement, the Shares held by the Company at any time under this Pledge Agreement shall remain registered in the name of Purchaser on the records of the Company, and Purchaser may vote the Shares on all corporate questions (if the same shall be entitled to voting rights) and shall be entitled to receive all dividends and other amounts accruing as a result of his ownership of the Shares.

     4. In the event the Purchaser defaults in the performance of any of the terms of the Note, this Pledge Agreement or the Restricted Stock Purchase Agreement, the Company may exercise any and all rights which it may have under the California Uniform Commercial Code or any other applicable statute, case, ruling regulation or law; subject, however, to all permits, orders, consents, rules and regulations of the California Commissioner of Corporations and the Securities and Exchange Commission and the Federal Reserve Board relating hereto, to which Purchaser agrees to be bound.

     5. If during the term of this Pledge Agreement the Company should become a party to any merger, consolidation or other reorganization, this Pledge Agreement shall be adjusted so as to apply to the securities to which a holder of the Shares subject to this Pledge Agreement would have been entitled upon such merger, consolidation or reorganization; and, if during the term of this Pledge Agreement the Company shall be dissolved or its existence otherwise terminated, then that portion of the assets and consideration to which a holder of the Shares subject to this Pledge Agreement would have been entitled in such transaction shall be the subject matter of this Pledge Agreement for the remainder of its term. This Section 5 shall in no way limit the right of the Company to repurchase shares under the Restricted Stock Purchase Agreement.

     6. This Pledge Agreement shall inure to the benefit of and be binding upon the heirs, executors and administrators of the parties hereto.

     7. The rights, powers and remedies given to the Company by this Agreement shall be in addition to all rights, powers and remedies given to the Company under the Restricted Stock Purchase Agreement or any statute or rule of law. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

     8. The Board of Directors may demand and receive payment or additional security if for any reason the collateral hereunder is insufficient to meet minimum requirements established under federal or state securities or banking regulations or as may be necessary to bring the Note and the security into compliance with any such law or regulations. Any failure of Purchaser to meet any such demand shall be deemed a default under this Pledge Agreement and under the note secured hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        PURCHASER


                                        __________________________________
                                                       (Signature)

                                        __________________________________

                                        __________________________________



                                        INTERPLAY PRODUCTIONS


                                        By: ______________________________

                                        Its: _____________________________